TRAVELERS SERIES FUND INC.

On behalf of the

MFS Total Return Portfolio

Supplement dated November 4, 2004

To the Prospectus, as amended, dated February 27, 2004

And to the Statement of Additional Information, as amended, dated February 27, 2004

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and the Statement of Additional Information:

The Board of Directors of the Travelers Series Fund Inc. (the “Fund”) has approved an amendment to the management agreement between the Fund, on behalf of MFS Total Return Portfolio (the “Portfolio”), a series of the Fund, and Travelers Investment Adviser, Inc. (“TIA”), the Fund’s investment adviser. Effective November 1, 2004, the management fee, which is calculated daily and payable monthly, has been revised from 0.80% of the Portfolio’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Portfolio’s Average Daily Net Assets	Fee Rate
Up to $600 million	0.800%
In excess of $600 million and up to and including $900 million	0.775%
In excess of $900 million and up to and including $1.5 billion	0.750%
In excess of $1.5 billion and up to and including $2.5 billion	0.725%
In excess of $2.5 billion	0.675%

The terms of the amended management agreement are the same in all other material respects as those of the current management agreement.

The Board of Directors of the Fund has also approved an amendment to the subadvisory agreement among the Fund, TIA and Massachusetts Financial Services Company (“MFS”), the Portfolio’s subadvisor. Effective November 1, 2004, the subadvisory fee has been revised from 0.375% of the Portfolio’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Portfolio’s Average Daily Net Assets	Fee Rate
Up to $600 million	0.375%
In excess of $600 million and up to and including $900 million	0.350%
In excess of $900 million and up to $1.5 billion	0.325%
In excess of $1.5 billion and up to $2.5 billion	0.300%
In excess of $2.5 billion	0.250%

The terms of the amended subadvisory agreement are the same in all other material respects as those of the current subadvisory agreement.